Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17 — SUBSEQUENT EVENTS

On January 6, 2026, the Company entered into a sales agreement (the “Sales Agreement”), with AC Sunshine Securities LLC (the “Sales Agent”) relating to the offer and sale of our Class A ordinary shares, of par value $0.08 per share. In accordance with the Sales Agreement, the Company may offer Class A Ordinary Shares, from time to time through or to the Sales Agent, acting as a sales agent or principal, having an aggregate offering price of up to $219,375,000. The proceeds from the sales of our Class A ordinary shares will make cash available for use in its operations as working capital, if necessary. As of the date of this report, no Class A Ordinary Shares were issued under the Sales Agreement.

On March 23, 2026, Xinjiang United Family entered into a loan agreement with Huaxia Bank to borrow RMB2.5 million ($357,370) as working capital for one year, with a maturity date of March 23, 2027. The loan bears a fixed interest rate of 3.0% per annum. The loan was guaranteed by Ms. Baolin Wang, Mr. Gang Li and Urumqi Meihe Cancer Rehabilitation Hospital Co., Ltd, a related party that is controlled by Mr. Gang Li’s family member.

The Company evaluated the subsequent events through April 20, 2026, which is the date of the issuance of these consolidated financial statements, and concluded that there are no additional subsequent events except disclosed above that would have required adjustment or disclosure in the consolidated financial statements.